UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2006

Opexa Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
(Formerly known as PharmaFrontiers Corp)

TEXAS
(State or other jurisdiction of incorporation)

000-25513	76-0333165
(Commission File Number)	(I.R.S. Employer Identification No.)

2635 N. Crescent Ridge Drive, Houston, Texas 77381
(Address of principal executive offices, including zip code)

(281) 272-9331
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

                On June 15, 2006, the audit committee concluded that the Company’s Form 10-KSB for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on March 31, 2006 (“Form 10-KSB”), and the Company’s Form 10-QSB for the three months ended March 31, 2006, filed with the Securities and Exchange Commission on May 12, 2006 (“Form 10-QSB”), should not be relied upon.
The Form 10-KSB and Form 10-QSB are being amended to restate the consolidated financial statements. Effective June 15, 2006, management determined that the warrants associated with the bridge note exchange and private placement offerings in June 2005 and July 2005 should have been recorded as derivative liabilities as of October 26, 2005. The Company is required to record the fair value of the warrants on the balance sheet at fair value with changes in the values of these derivatives reflected in the consolidated statement of operations as “Gain (loss) on derivative liability.” The effect of the (non-cash) changes related to accounting separately for these derivative instrument liabilities on our consolidated statement of operations for the fiscal year ended December 31, 2005, was a decrease in our net loss of $3,896,841. Basic and diluted net loss attributable to common shareholders per share for the fiscal year ended December 31, 2005 decreased by $0.25. The effect on our consolidated balance sheet as of December 31, 2005 was a decrease in stockholders' equity of $6,761,655 and a corresponding increase in current liabilities of $6,761,655. The effect of the (non-cash) changes related to accounting separately for these derivative instrument liabilities on our consolidated statement of operations for the three months ended March 31, 2006, was a decrease in our net loss of $254,140. Basic and diluted net loss attributable to common shareholders per share for the three months ended March 31, 2006 decreased by $0.01 The effect on our consolidated balance sheet as of March 31, 2006 was a increase in current liabilities of $6,507,515 and a corresponding decrease in stockholders’ equity.

In all other material respects, this Amended Annual Report on Form 10-KSB/A is unchanged from the Annual Report on Form 10-KSB previously filed by the Company on March 31, 2006 and as amended in Amendment No. 1 to Form 10-KSB filed on May 5, 2006. This amendment should also be read in conjunction with our amended Quarterly Report on Form 10-QSB/A for the fiscal quarter ended March 31, 2006, together with any subsequent amendments thereof.

The audit committee discussed the contents of this Form 8-K with the Company's independent accountant prior to such filing. The Company filed amendment No. 2 to the Form 10-KSB on June 21, 2006 and amendment No. 1 to Form 10-QSB on June 21, 2006, both of which reflected the recordation of derivative liabilities. The Company is assessing its filing procedures to ensure they are adequate for future filings.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opexa Therapeutics, Inc.

By:	/s/ David B. McWilliams

David B. McWilliams
Chief Executive Officer

DATE: June 21, 2006